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                                                                   EXHIBIT 10.28

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                        SUPERCONDUCTOR TECHNOLOGIES INC.

                                   DEMAND NOTE

$500,000                                                       December 1, 1999


        FOR VALUE RECEIVED, SUPERCONDUCTOR TECHNOLOGIES INC., A Delaware corporation ("Company") promises to pay UPON DEMAND to WILMINGTON SECURITIES, INC., a Delaware corporation ("Holder"), or its assigns, the principal sum of Five Hundred Thousand Dollars ($500,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to eight percent (8.0%) per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. Company may repay this Note, in whole or in part, at any time without prior notice to Holder.

        If action is instituted to collect this Note, Company promises to pay all costs and expenses, including without limitation, reasonable attorneys' fees and costs, incurred by Holder in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

        As partial consideration for the loan evidenced by this Note, the Company agrees to issue to Holder a five-year warrant (the "Warrant") in the form attached as Exhibit A providing Holder the right to purchase 20,000 shares of Company Common Stock at a price of $3.00 per share.

        The company hereby represents and warrants to the Holder that as of the date of this Note the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite legal and corporate power and authority to execute and deliver this Note and the Warrant and to carry out and perform its obligations under the terms of this Note and the Warrant. The shares of Common Stock issuable upon exercise of the Warrant have been validly reserved, and when issued in compliance with the terms of the Warrant will be validly issued, fully paid and nonassessable.



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        By acceptance of this Note, the Holder hereby represents and warrants to the Company as follows: (i) Holder is acquiring this Note and the Warrant for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Holder understands that the Warrant and the Common Stock, if any, issuable upon exercise thereof have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption form the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein. Holder is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission; (ii) Holder acknowledges that the Warrant and the Common Stock, if any, issuable upon exercise thereof, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations; (ii) Holder understands that no public market now exists for any of the Warrants and that the Company has made no assurances that a public market will ever exist for the Warrants; and (iv) Holder has had an opportunity to discuss the Company's business, management and financial affairs with its management. Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Holder understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

        This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

        IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.


                                             SUPERCONDUCTOR TECHNOLOGIES INC.
                                             A Delaware corporation



                                             By: /s/ M. Peter Thomas
                                                 ------------------------------
                                                 Name:  M. Peter Thomas
                                                 Title: Chief Executive Officer






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